--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Equity Income Fund
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================
Equity Income Fund

* Stocks posted the third consecutive year of more than 20% returns, fueled by strong corporate earnings, low inflation, and declining interest rates.

* Your fund returned 12.35% and 28.82% for the 6 and 12 months ended December 31, 1997, respectively, ahead of the Lipper average for both periods but trailing the broad market over the year.

* Fund returns benefited from rebounding stocks we had bought at undervalued prices, such as AT&T, and from the shares of utilities and telephone stocks.

* We continue to seek out attractive investment opportunities but caution shareholders that returns in 1998 could moderate from levels of the past three years.

Fellow Shareholders

     The equity market performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample fuel for the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                    6 Months          12 Months
--------------------------------------------------------------------------------
Equity Income Fund                          12.35%             28.82%
S&P 500                                     10.58              33.36
Lipper Equity Income
Funds Average                               11.11              27.51
================================================================================

     As shown in the table, fund returns over the last six months exceeded both the Lipper Equity Income Funds Average and the unmanaged Standard & Poor's 500 Stock Index. For the year as a whole, the fund surpassed the Lipper average but trailed the broad market, a not uncommon pattern for conservative funds like Equity Income in very strong years such as 1997.

     Equity returns were notably impressive coming on the heels of considerable market strength in 1995 and 1996. The 1995-1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years.

YEAR-END DISTRIBUTIONS

     Your Board of Trustees declared a fourth quarter income dividend of $0.19 per share, bringing your 1997 total to $0.66 per share. At the same time, a $1.76 per share capital gain distribution was declared, of which $0.24 represented short-term gains and $1.52 long-term gains. These distributions were paid on December 30, 1997, to shareholders of record on December 26. You should have already received your check or statement reflecting this activity, as well as Form 1099-DIV summarizing this information for 1997 tax purposes.

PORTFOLIO STRATEGY

     The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector, but prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

     [Security Diversification Pie Chart, showing Common stocks 89%, bonds 2%, reserves 8%, convertibles 1%.]

     In this volatile environment, we tried to tune out as much short-term noise as possible by doing what we have always done: identify reasonably valued investment opportunities with attractive yields and price/earnings ratios, good upside potential, and limited downside risk.

     No example demonstrates the fickle nature of investor behavior better than AT&T, a company we discussed in our December 1996 shareholder report. At the time, the price of AT&T's stock had languished for several years. The company's problems were analyzed in the media almost daily. Few Wall Street brokerage firms found anything positive to say about the firm or its shares, which in our opinion represented an attractive investment opportunity. Today new management is in place, investor sentiment has turned positive, and the stock price has rebounded strongly. We are naturally attracted to situations fraught with controversy like this one. As long as investor psychology ebbs and flows, there will be ample opportunities to uncover promising investment opportunities.

     As the Major Portfolio Changes table following this letter demonstrates, we executed a number of transactions over the last six months, adding major new holdings such as NORFOLK SOUTHERN, EASTMAN KODAK, OLIN, and PPG INDUSTRIES. These companies, in our opinion, possess interesting valuation characteristics and the potential for price gains in the year ahead. The largest sales during the second half were securities whose prices had advanced to the point where we no longer felt comfortable with their relative valuations. Our largest sale was Tambrands, which was acquired by Procter & Gamble last summer. Another acquisition-related sale was ITT, which is being bought by Starwood Lodging at a significant premium to our cost.

==============================
 .   .   .    THE    INVESTMENT
ENVIRONMENT      HAS      BEEN
EXCEPTIONALLY   CONDUCTIVE  TO
GOOD RETURNS
------------------------------

     In our last few reports, we commented on our holdings in the electric utility and telephone company sectors. Thankfully, these stocks performed well in the last six months after several years of underperformance. Strong price appreciation in stocks such as BELL ATLANTIC, BEL LSOUTH, BGE, and UNICOM helped your fund's return in the second half of the year.

     In terms of overall portfolio structure, as shown in the security diversification table on page 2, 89% of fund assets were invested in equities at year-end, up from 86% six months earlier; 3% were in bonds and convertible securities, and 8% in short-term money market instruments.

SUMMARY AND OUTLOOK

     The equity market has provided investors with three unprecedented years of prosperity, culminating with the gains of the last six months, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.

     We are mindful of how virtually impossible it is to make accurate market predictions, and we never try to manage your fund based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth on one hand, and the more rapid advance of security prices on the other, can continue. The volatility we experienced in the opening weeks of 1998, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

     As always, we will strive to make sound investments on your behalf, and we appreciate your continued confidence and support.

Respectfully submitted,

/s/

Brian C. Rogers
President and Chairman of the Investment Advisory Committee
January 20, 1998

T. Rowe Price Equity Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
AT&T ..........................................................             1.8%
Mellon Bank ...................................................             1.8
Dow Chemical ..................................................             1.5
Atlantic Richfield ............................................             1.4
ALLTEL ........................................................             1.3
--------------------------------------------------------------------------------
American Home Products ........................................             1.3
Union Pacific .................................................             1.2
Exxon .........................................................             1.1
Philip Morris .................................................             1.1
SBC Communications ............................................             1.1
--------------------------------------------------------------------------------
GTE ...........................................................             1.1
Anheuser-Busch ................................................             1.0
Pharmacia & Upjohn ............................................             1.0
UST ...........................................................             1.0
J.C. Penney ...................................................             1.0
--------------------------------------------------------------------------------
Mobil .........................................................             1.0
International Flavors & Fragrances ............................             1.0
GE ............................................................             0.9
Fannie Mae ....................................................             0.9
DuPont ........................................................             0.9
--------------------------------------------------------------------------------
Texaco ........................................................             0.9
Duke Energy ...................................................             0.9
Amoco .........................................................             0.9
Norfolk Southern ..............................................             0.9
Chase Manhattan ...............................................             0.9
--------------------------------------------------------------------------------
Total .........................................................            27.9%
================================================================================

T. Rowe Price Equity Income Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size
6 Months Ended 12/31/97

Ten Largest Purchases
--------------------------------------------------------------------------------
Norfolk Southern *
Eastman Kodak *
United States Surgical *
Union Pacific
Olin *
Philip Morris
Transamerica *
Occidental Petroleum *
PPG Industries *
American Home Products

Ten Largest Sales
--------------------------------------------------------------------------------
Tambrands **
Novartis **
Kellogg **
Georgia-Pacific
Betz Laboratories **
GM
ITT
Eaton **
Gannett **
Chase Manhattan

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Equity Income Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

[Equity Income SEC graph shown here]

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/97             1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Equity Income Fund                 28.82%      27.41%      19.95%       16.99%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


T. Rowe Price Equity Income Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                                        Year
                                                       Ended
                                                    12/31/97           12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period ......................      $      22.54        $     20.01        $   15.98        $   16.65        $   15.63
Investment activities
        Net investment income ............              0.66               0.64             0.66             0.60             0.54
        Net realized and
        unrealized gain (loss) ...........              5.67               3.38             4.56             0.13             1.74
        Total from
        investment activities ............              6.33               4.02             5.22             0.73             2.28
Distributions
        Net investment income ............             (0.66)             (0.65)           (0.65)           (0.59)           (0.54)
        Net realized gain ................             (2.14)             (0.84)           (0.54)           (0.81)           (0.72)
        Total distributions ..............             (2.80)             (1.49)           (1.19)           (1.40)           (1.26)
NET ASSET VALUE
End of period ............................      $      26.07        $     22.54        $   20.01        $   15.98        $   16.65
Ratios/Supplemental Data
Total return .............................             28.82%             20.40%           33.35%            4.53%           14.84%
Ratio of expenses to
average net assets .......................              0.79%              0.81%            0.85%            0.88%            0.91%
Ratio of net investment
income to average
net assets ...............................              2.67%              3.08%            3.69%            3.63%            3.23%
Portfolio turnover rate ..................              23.9%              25.0%            21.4%            36.3%            31.2%
Average commission
rate paid ................................      $     0.0444        $    0.0576               --               --               --
Net assets, end of period
(in millions) ............................      $     12,771        $     7,818        $   5,215        $   3,204        $   2,851
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
================================================================================
                                                               December 31, 1997
================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                  Shares/Par               Value
                                                                    In thousands

Common Stocks  89.4%
FINANCIAL  15.5%
Bank and Trust  8.9%
BANC ONE ................................          1,850,000          $  100,478
BankBoston ..............................            800,000              75,150
Bankers Trust New York ..................            950,000             106,816
Chase Manhattan .........................          1,000,000             109,500
First Union .............................          1,460,000              74,825
Fleet Financial Group ...................          1,200,000              89,925
J. P. Morgan ............................            900,000             101,588
Mellon Bank .............................          3,800,800             230,423
Mercantile Bankshares ...................          1,300,000              50,375
National City ...........................          1,000,000              65,750
PNC Bank ................................            958,300              54,683
Wells Fargo .............................            225,000              76,373
                                                                       1,135,886

Insurance  4.5%
American General ........................          1,828,600              98,859
EXEL ....................................          1,200,000              76,050
Hilb, Rogal and Hamilton ................            437,700               8,453
Lincoln National ........................            800,000              62,500
SAFECO ..................................          1,350,800              65,767
St. Paul Companies ......................          1,300,000             106,681
Transamerica ............................            650,000              69,225
USF&G ...................................          2,250,000              49,640
Willis-Corroon ADR ......................          3,330,000              41,001
                                                                         578,176

Financial Services  2.1%
American Express ........................            700,000              62,475
Fannie Mae ..............................          2,100,000             119,831
Travelers Group .........................          1,549,800              83,496
                                                                         265,802
Total Financial .........................                              1,979,864

UTILITIES  17.1%
Telephone Services  9.0%
ALLTEL ..................................              4,100,000         168,356
AT&T ....................................              3,800,000      $  232,750
BCE .....................................              1,916,600          63,847
Bell Atlantic ...........................              1,200,000         109,200
BellSouth ...............................              1,525,800          85,922
Frontier ................................              2,000,000          48,125
GTE .....................................              2,600,000         135,850
SBC Communications ......................              1,900,000         139,175
Southern New England Telecommunications .              1,157,000          58,211
Sprint ..................................              1,000,000          58,625
U S West Communications .................              1,000,000          45,125
                                                                       1,145,186

Electric Utilities  8.1%
BGE .....................................          1,300,000              44,281
Central and South West ..................          1,400,000              37,888
Dominion Resources ......................          1,600,000              68,100
DQE .....................................          1,750,000              61,469
Duke Energy .............................          2,000,000             110,750
Entergy .................................          1,700,000              50,894
FirstEnergy * ...........................          3,159,965              91,639
GPU .....................................            600,000              25,275
Houston Industries ......................          2,700,000              72,056
PacifiCorp ..............................          2,250,000              61,453
PECO Energy .............................          2,300,000              55,775
PG&E ....................................          1,245,800              37,919
Public Service Enterprise ...............          1,300,000              41,194
Southern Company ........................          3,700,000              95,737
Teco Energy .............................          1,600,000              45,000
Unicom ..................................          2,750,000              84,563
Western Resources .......................          1,200,000              51,600
                                                                       1,035,593
Total Utilities .........................                              2,180,779

CONSUMER NONDURABLES  16.9%
Cosmetics  1.0%
International Flavors & Fragrances.......          2,404,500             123,832
                                                                         123,832

Beverages  1.6%
Anheuser-Busch ..........................          3,000,000             132,000
Brown-Forman (Class B) ..................          1,300,000          $   71,825
                                                                         203,825

Food Processing  3.6%
Cadbury Schweppes (GBP) .................          3,563,600              35,967
General Mills ...........................          1,500,000             107,437
Heinz ...................................          1,593,600              80,975
McCormick ...............................          3,000,000              84,187
Quaker Oats .............................          1,944,800             102,588
Sara Lee ................................            862,500              48,570
                                                                         459,724

Hospital Supplies/Hospital Management  2.8%
Abbott Laboratories .....................          1,100,000              72,119
Bausch & Lomb ...........................          1,500,000              59,437
Baxter International ....................            800,000              40,350
C. R. Bard ..............................          1,200,000              37,575
Smith & Nephew (GBP) * ..................         16,840,700              49,790
United States Surgical ..................          3,200,000              93,800
                                                                         353,071

Pharmaceuticals  2.6%
American Home Products ..................          2,100,000             160,650
Amgen ...................................            800,000              43,300
Pharmacia & Upjohn ......................          3,600,000             131,850
                                                                         335,800

Miscellaneous Consumer Products  5.3%
Armstrong World .........................            750,000              56,063
Colgate-Palmolive .......................            250,000              18,375
Fortune Brands ..........................          1,683,700              62,402
Philip Morris ...........................          3,100,000             140,469
PPG Industries ..........................          1,087,100              62,101
RJR Nabisco .............................          1,700,000              63,750
Tomkins (GBP) ...........................         17,200,000              81,363
Unilever N.V. ADR .......................          1,000,000              62,437
UST .....................................          3,500,000             129,281
                                                                         676,241
Total Consumer Nondurables ..............                              2,152,493

CONSUMER SERVICES  5.9%
General Merchandisers  1.4%
J.C. Penney .............................          2,100,000             126,656
May Department Stores ...................          1,000,000            $ 52,688
                                                                         179,344

Specialty Merchandisers  0.4%
Tupperware ..............................          1,800,000              50,175
                                                                          50,175

Entertainment and Leisure  1.0%
Hilton ..................................          1,433,400              42,644
ITT * ...................................            500,000              41,437
Reader's Digest (Class A) ...............          1,800,000              42,525
Reader's Digest (Class B) ...............            125,100               3,049
                                                                         129,655

Media and Communications  3.1%
Dow Jones ...............................          1,500,000              80,531
Dun & Bradstreet ........................          2,000,000              61,875
Knight-Ridder ...........................          2,000,000             104,000
McGraw-Hill .............................            861,700              63,766
R.R. Donnelly ...........................          2,300,000              85,675
                                                                         395,847
Total Consumer Services .................                                755,021

CONSUMER CYCLICALS  4.6%
Automobiles and Related  1.8%
Echlin ..................................          1,600,000              57,900
Genuine Parts ...........................          2,600,000              88,237
GM ......................................          1,300,000              78,813
                                                                         224,950

Building and Real Estate  1.3%
Rouse ...................................            674,000              22,074
SECURITY CAPITAL PACIFIC TRUST, REIT ....            800,000              19,400
Simon DeBartolo Group, REIT .............          3,089,532             100,989
Weingarten Realty Investors, REIT .......            600,000              26,887
                                                                         169,350

Miscellaneous Consumer Durables  1.5%
Eastman Kodak ...........................          1,750,000             106,422
Whirlpool ...............................          1,500,000              82,500
                                                                         188,922
Total Consumer Cyclicals ................            583,222

TECHNOLOGY  0.7%
Electronic Components  0.7%
AMP .....................................          2,000,000             $84,000
Total Technology ........................                                 84,000

CAPITAL EQUIPMENT  1.9%
Electrical Equipment  1.4%
GE ......................................          1,650,000             121,069
Hubbell (Class B) .......................          1,300,000              64,106
                                                                         185,175

Machinery  0.5%
Cooper Industries .......................          1,200,000              58,800
                                                                          58,800
Total Capital Equipment .................                                243,975

BUSINESS SERVICES AND
TRANSPORTATION  4.6%
Transportation Services  0.2%
Alexander & Baldwin .....................          1,022,500              28,087
                                                                          28,087

Miscellaneous Business Services  1.7%
Deluxe Corp. ............................            750,000              25,875
GATX ....................................            500,000              36,281
H&R Block ...............................          1,920,600              86,067
Waste Management ........................          2,300,000              63,250
                                                                         211,473

Railroads  2.7%
Burlington Northern Santa Fe ................        850,000              78,997
Norfolk Southern ............................      3,584,600             110,450
Union Pacific ...............................      2,500,000             156,094
                                                                         345,541
Total Business Services and Transportation ..                            585,101

ENERGY  11.3%
Energy Services  0.8%
Witco ...................................          2,600,000             106,112
                                                                         106,112

Gas Transmission  0.5%
Enron ...................................          1,500,000             $62,344
                                                                          62,344

Integrated Petroleum - Domestic  4.2%
Amerada Hess ............................          1,500,000              82,312
Atlantic Richfield ......................          2,200,000             176,275
British Petroleum ADR ...................            983,680              78,387
Occidental Petroleum ....................          2,500,000              73,281
Phillips Petroleum ......................          1,300,000              63,213
USX-Marathon ............................          1,987,400              67,075
                                                                         540,543

Integrated Petroleum - International  5.8%
Amoco ...................................          1,300,000             110,662
Chevron .................................          1,400,000             107,800
Exxon ...................................          2,300,000             140,731
Mobil ...................................          1,750,000             126,328
Repsol ADR ..............................          1,100,000              46,819
Royal Dutch Petroleum ADR ...............          1,724,800              93,463
Texaco ..................................          2,056,600             111,828
                                                                         737,631
Total Energy ............................                              1,446,630

PROCESS INDUSTRIES  8.7%
Diversified Chemicals  3.4%
Dow Chemical ............................          1,900,000             192,850
DuPont ..................................          1,871,800             112,425
Eastman Chemical ........................            750,000              44,672
Olin ....................................          1,900,000              89,062
                                                                         439,009

Specialty Chemicals  2.8%
3M ......................................            414,900              34,048
Great Lakes Chemical ....................          2,200,000              98,725
Imperial Chemical ADR ...................          1,000,000              64,938
Lubrizol ................................          1,200,000              44,250
Nalco Chemical ..........................          1,350,000              53,409
Pall ....................................          3,200,000              66,200
                                                                         361,570

Paper and Paper Products  1.6%
Consolidated Papers .....................          1,255,100            $ 66,991
Kimberly-Clark ..........................            500,000              24,656
Union Camp ..............................          2,000,000             107,375
                                                                         199,022

Forest Products  0.8%
Georgia-Pacific .........................            600,000              36,450
International Paper .....................          1,500,000              64,687
                                                                         101,137

Building & Construction  0.1%
Georgia-Pac Timber ......................            600,000              13,613
                                                                          13,613
Total Process Industries ................                              1,114,351

BASIC MATERIALS  1.7%
Metals  1.0%
Inco ....................................          1,300,000              22,100
Reynolds Metals .........................          1,000,000              60,000
USX-U. S. Steel .........................          1,500,000              46,875
                                                                         128,975

Mining  0.7%
LONRHO (GBP) ............................         13,000,000              20,071
Newmont Mining ..........................          2,250,000              66,094
                                                                          86,165

Total Basic Materials ...................                                215,140

Total Miscellaneous Common Stocks  0.5%..                                 69,816

Total Common Stocks (Cost  $8,296,469) ..                             11,410,392

Convertible Preferred Stocks  0.2%
Crown Cork & Seal .......................            500,000              23,500
Total Convertible Preferred Stocks (Cost  $24,026)                        23,500

Convertible Bonds  0.5%
Corporate Express
      Notes, 4.50%, 7/1/00 ..............        $15,000,000              13,730
      (144a), 4.50%, 7/1/00 .............         30,000,000              27,461
Roche Holding, LYONs, Zero Coupon, 4/20/10       $43,985,000             $24,357
Total Convertible Bonds (Cost  $60,489)..                                 65,548
U.S. Government Obligations/

Agencies  2.9%
U.S. Treasury Bonds, 6.875%, 8/15/25 ....         75,000,000              83,625
U.S. Treasury Notes
      5.50%, 11/15/98 ...................         57,900,000              57,837
      5.875%, 11/15/99 - 2/15/00 ........        125,000,000             125,465
      6.25%, 5/31/99 ....................         50,000,000              50,399
      6.50%, 10/15/06 ...................         50,000,000              52,351
      8.875%, 11/15/98 ..................          5,000,000               5,134
Total U.S. Government Obligations/Agencies (Cost  $362,783)              374,811

Short-Term Investments  6.9%
Bank Notes  0.1%
Comerica Bank, 5.93%, 6/24/98 ...........         10,000,000               9,997
                                                                           9,997

Certificates of Deposit  0.6%
Commerzbank, 5.93%, 6/26/98 ..............        20,000,000              19,994
General Banque, 5.96%, 6/18/98 ...........        15,000,000              14,997
Hessische Landesbank, 6.13%, 4/7/98 ......        10,000,000               9,997
Rabobank Nederland N.V., 5.97%, 3/20/98 ..        10,000,000               9,999
Royal Bank of Canada, 5.91%, 6/17/98 .....        10,000,000               9,996
Royal Bank of Canada, 5.95%, 3/24/98 .....        15,000,000              14,996
                                                                          79,979

Commercial Paper  0.4%
KFW International, 5.50%, 1/22/98 ........        20,000,000              19,936
Oesterreichische Kontrollbank, 5.50%, 1/14/98     20,725,000              20,684
Woolwich Building Society, 5.50%, 1/20/98.        10,000,000               9,971
        50,591

Medium-Term Notes  0.3%
Morgan Stanley Group, VR, 6.176%, 5/18/98..       36,000,000              36,035
                                                                          36,035

Money Market Funds  5.1%
Reserve Investment Fund, 5.84%#+ ..........      653,852,191             653,852
                                                                         653,852

Structured Investment Vehicles  0.4%
Short Term Card Account Trust, VR, (144a)
      6.00%, 1/15/98 ......................      $30,000,000             $30,000
SMM Trust, VR, (144a), 5.969%, 3/26/98            20,000,000              20,000
                                                                          50,000

Total Short-Term Investments (Cost  $880,454)                            880,454

Total Investments in Securities
99.9% of Net Assets (Cost $9,624,221) .....                          $12,754,705

Other Assets Less Liabilities .............                               16,480

NET ASSETS ................................                          $12,771,185

#       Seven-day yield
+       Affiliated company
*       Non-income producing
ADR     American Depository Receipt
REIT    Real Estate Investment Trust
VR      Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.61% of net assets.
GBP     British sterling
LYONs   Liquid Yield Option Notes


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
================================================================================
                                                                December 31,1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
  Affiliated companies (cost $653,852) .........................     $   653,852
  Other companies (cost $8,970,369) ............................      12,100,853
  Total investments in securities ..............................      12,754,705
Other assets ...................................................          67,130
Total assets ...................................................      12,821,835
Liabilities
Total liabilities ..............................................          50,650
NET ASSETS .....................................................     $12,771,185
Net Assets Consist of:
Accumulated net investment income - net of distributions .......     $     1,521
Accumulated net realized gain/loss - net of distributions ......          63,046
Net unrealized gain (loss) .....................................       3,130,483
Paid-in-capital applicable to 489,852,786 shares of
no par value capital stock outstanding;
unlimited shares authorized ....................................       9,576,135
NET ASSETS .....................................................     $12,771,185
NET ASSET VALUE PER SHARE ......................................     $     26.07

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/97
Investment Income
Income
  Dividend ................................................         $   280,629
  Interest ................................................              82,924
  Total income ............................................             363,553
Expenses
  Investment management ...................................              60,406
  Shareholder servicing ...................................              19,515
  Custody and accounting ..................................                 411
  Registration ............................................               1,057
  Prospectus and shareholder reports ......................                 993
  Directors ...............................................                  41
  Legal and audit .........................................                  26
  Miscellaneous ...........................................                  95
  Total expenses ..........................................              82,544
Net investment income .....................................             281,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities ..............................................             857,368
  Futures .................................................               3,020
  Foreign currency transactions ...........................                (646)
  Net realized gain (loss) ................................             859,742
Change in net unrealized gain or loss
  Securities ..............................................           1,502,892
  Futures .................................................                 372
  Other assets and liabilities
  denominated in foreign currencies .......................                  15
  Change in net unrealized gain or loss ...................           1,503,279
Net realized and unrealized gain (loss) ...................           2,363,021
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ....................................         $ 2,644,030

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                                                               Year
                                                                                                                              Ended
                                                                                                   12/31/97                12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income .....................................................            $    281,009             $   200,010
        Net realized gain (loss) ..................................................                 859,742                 457,366
        Change in net unrealized gain or loss .....................................               1,503,279                 571,388
        Increase (decrease) in net assets from operations .........................               2,644,030               1,228,764
Distributions to shareholders
        Net investment income .....................................................                (281,472)               (201,399)
        Net realized gain .........................................................                (948,478)               (274,623)
        Decrease in net assets from distributions .................................              (1,229,950)               (476,022)
Capital share transactions *
        Shares sold ...............................................................               3,858,730               2,769,484
        Distributions reinvested ..................................................               1,194,182                 457,250
        Shares redeemed ...........................................................              (1,513,941)             (1,376,120)
        Increase (decrease) in net assets from capital
        share transactions ........................................................               3,538,971               1,850,614
Net Assets
Increase (decrease) during period .................................................               4,953,051               2,603,356
Beginning of period ...............................................................               7,818,134               5,214,778
End of period .....................................................................            $ 12,771,185             $ 7,818,134
*Share information
        Shares sold ...............................................................                 156,117                 130,381
        Distributions reinvested ..................................................                  47,135                  20,657
        Shares redeemed ...........................................................                 (60,273)                (64,822)
        Increase (decrease) in shares outstanding .................................                 142,979                  86,216

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,453,409,000 and $2,171,386,000, respectively, for the year ended December 31, 1997. Purchases and sales of U.S. government securities aggregated $224,953,000 and $103,718,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $9,624,221,000, and net unrealized gain aggregated $3,130,484,000, of which $3,224,824,000 related to appreciated investments and $94,340,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,118,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $14,793,000 for the year ended December 31, 1997, of which $1,359,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund and Spectrum Income Fund collectively held approximately 5.4% of the outstanding shares of the Equity Income Fund at December 31, 1997. For the year then ended, the fund was allocated $1,433,000 of Spectrum expenses, $112,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $12,103,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

*    $109,350,000 from short-term capital gains, and

* $839,128,000 from long-term capital gains; of which $457,636,000 was subject to the 20% rate gains category.

     For corporate shareholders, 63% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Equity Income Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
T. ROWE PRICE EQUITY INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimate made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
================================================================================

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE AND COMPUTER SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT SERVICE Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Equity Income Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F71-050  12/31/97